UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

SCRIPPS NETWORKS INTERACTIVE, INC.

(Exact name of Registrant as specified in its charter)

Ohio	1-34004	61-1551890
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9721 Sherrill Boulevard Knoxville, Tennessee	37932
(Address of principal executive offices)	(Zip code)

(865) 694-2700

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.	Changes in Control of Registrant.

Explanatory Note.

This filing supplements information in the Form 8-K dated January 22, 2013, filed by the Company relating to termination and winding up of the Edward W. Scripps Trust (the “Trust”), former controlling shareholder of the Company, and includes information relating to the shareholdings of the beneficiaries of the Trust who have received Class A Common Shares and Common Voting Shares of the Company formerly held by the Trust and are among the controlling persons of the Company.

Background.

The Trust, the former controlling shareholder of the Company, ended on October 18, 2012 upon the death of Robert P. Scripps, a grandson of the founder. He was the last of Edward W. Scripps’ grandchildren upon whom the duration of the Trust was based.

In 2011, prior to the termination of the Trust, the Trustees of the Trust filed a Petition for Instructions and Declaratory Relief with an Ohio Probate Court (the “Probate Court”) that sought (i) to prepare for the administration of the Trust following its termination, (ii) to determine the identities of named beneficiaries and the identities of others who may be entitled to distributions from the Trust, (iii) to authorize, subject to clause (iv) below, the Trustees to continue the investment and management of the Trust’s assets during the period between Trust termination and distribution of assets (“Winding-Up Period”), (iv) to authorize the Trustees to vote the Common Voting Shares of the Company during the Winding-Up Period in accordance with the procedures set forth in the Scripps Family Agreement dated October 15, 1992 (as amended, the “Scripps Family Agreement”) and (v) to confirm the Trustees’ views on a number of other issues. The Petition was filed under seal in accordance with Ohio court rules, and the parties to the action are bound by a protective order issued by the Court that limits disclosure with respect to the proceedings.

On January 22, 2013, under the provisions of its prior order sealing the proceedings, the Probate Court issued an order with respect to the petition (the “Order”). With the Court’s authorization, the Trustees advised the Company at that time that the Order generally provides that during the Winding-Up Period the Trustees shall vote (or enter into or decline to enter into binding agreements to vote) the Common Voting Shares held by the Trust as instructed by a vote conducted in accordance with the procedures of Section 9 of the Scripps Family Agreement. In the absence of instructions from a vote under the Scripps Family Agreement and the Order, the Trustees may vote the Common Voting Shares in the manner they determine, in their discretion, to be in the best interests of the Trust beneficiaries, so long as the vote does not relate to a change of control transaction. If the vote relates to a change of control transaction, the Trustees will not vote the Common Voting Shares held by the Trust in the absence of such instructions.

Distribution of Common Shares.

On March 14, 2013 (the “Distribution Date”), an aggregate of 31,943,106 of the Class A Common Shares and 31,277,999 of the Common Voting Shares (collectively, the “Common Shares”) held by the Trust were distributed to the residuary beneficiaries of the Trust (the “Trust Beneficiaries”), other than three Trust Beneficiaries who are minors (the “Minors”). The provisions of the Scripps Family Agreement are now fully effective and the voting provisions established by the Order directing the Trustees of the Trust with respect to the voting of the Common Voting Shares then held by the Trust no longer apply to the Common Voting Shares held by the Trust Beneficiaries other than the Minors. The Trustees of the Trust have indicated that the remaining Common Shares held by the Trust (other than 37 of the Class A Common Shares that are to be sold) are expected to be distributed in the next few months to trusts to be established for the purpose of holding the shares on behalf of the Minors.

The Common Voting Shares that remain in the Trust will continue to be subject to the voting provisions in the Order until their expected distribution to the Minors’ trusts. The Minors are not parties to, and the Minors’ trusts may or may not in the future become parties to, the Scripps Family Agreement. The person who may be appointed as trust advisor with respect to the Common Shares to be held by a Minor’s trust may be deemed to have beneficial ownership of those shares, but unless the Minor’s trust becomes a party such person will not be bound by the Scripps Family Agreement with respect to those Common Shares. As of the Distribution Date, the provisions of the Scripps Family Agreement fully govern the transfer and voting of the Common Voting Shares held by the Scripps family members signatory thereto (the “Signatories”).

Section 9 of the Scripps Family Agreement provides that the Company will call a meeting of the Signatories prior to each annual or special meeting of the shareholders of the Company held after termination of the Trust (each such meeting hereinafter referred to as a “Required Meeting”). At each Required Meeting, the Company will discuss with the Signatories, each matter, including election of directors, that the Company will submit to the holders of Common Shares at the annual meeting or special meeting with respect to which the Required Meeting has been called. Each Signatory will be entitled, either in person or by proxy, to cast one vote for each Common Voting Share owned of record or beneficially by him or her on each matter brought for a vote at the Required Meeting. Each Signatory will be bound by the decision reached by majority vote with respect to each such matter, and at the related annual or special meeting of the shareholders of the Company each Signatory will vote his or her Common Voting Shares in accordance with the decisions reached at the Required Meeting of the Signatories.

Identity of Controlling Persons and Percentage of Common Shares Owned.

The table below is based on information provided by the Signatories and sets forth as of March 18, 2013: (i) the number of Common Voting Shares and Class A Common Shares beneficially owned by each Signatory, excluding Common Shares beneficially owned by other Signatories and the Trust unless otherwise indicated, (ii) the aggregate number of Common Voting Shares and Class A Common Shares that may be deemed to be beneficially owned by each Signatory, including all Common Voting Shares beneficially owned by the Signatories and the Trust, and (iii) the percentage of Common Voting Shares and Class A Common Shares that may be deemed to be beneficially owned by each Signatory. Except as otherwise noted in the table, each Signatory has (x) sole voting power (to the extent such shares are entitled to vote) with respect to the Class A Common Shares listed under column (i), (y) sole dispositive power with respect to the Common Voting Shares and Class A Common Shares listed under column (i), and (z) shared voting power with respect to the Common Voting Shares listed under column (ii).

The Signatories share voting power with each other with respect to their Common Voting Shares under the terms of the Scripps Family Agreement. They also share voting power with the Trust with respect to the Common Voting Shares held by the Trust under the terms of the Order and the Scripps Family Agreement. The voting provisions established by the Order will continue to apply to the remaining Common Voting Shares held by the Trust until the expected distribution of such shares to the Minors’ trusts. As a result, the Signatories may direct the manner in which the remaining Common Voting Shares are voted by the Trustees, under certain circumstances, as instructed by a vote conducted in accordance with the procedures of Section 9 of the Scripps Family Agreement. The Common Voting Shares held by the Signatories will also be voted as instructed by a vote conducted in accordance with the procedures of Section 9 of the Scripps Family Agreement. Due to this shared voting power, the aggregate number of Common Voting Shares that may be deemed to be beneficially owned by the Signatories includes 801,999 Common Voting Shares held by the Trust and 31,533,112 Common Voting Shares held by the Signatories. Following a distribution of the remaining 801,999 Common Voting Shares from the Trust to the Minors’ trusts, such shares will not be subject to the Scripps Family Agreement unless the Minors’ trusts become parties thereto in the future.

Subject to the Scripps Family Agreement, each Common Voting Share is convertible at no cost and at any time into one Class A Common Share on a one-for-one basis. The aggregate number and percentage of Class A Common Shares (columns (ii) and (iii)) assumes the conversion of all Common Voting Shares to Class A Common Shares beneficially owned by the Signatory and the Trust. The percentages of Common Voting Shares are based on 34,317,171 shares of the Company’s Common Voting Shares, calculated based on the 34,317,173 Common Voting Shares reported as outstanding as of January 31, 2013 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”) less the two Common Voting Shares converted by the Trust into Class A Common Shares on March 4, 2013. The percentages of Class A Common Shares are based on 114,064,119 of the Company’s Class A Common Shares outstanding as of January 31, 2013, as reported in the Form 10-K.

Name	(i) Number of Common Voting Shares and Class A Common Shares Beneficially Owned (Excluding Shares Held by Other Signatories and the Trust)	(ii)
Aggregate Number of
Common Voting Shares and
Class A Common Shares Beneficially
Owned (Including All Common
Voting Shares Subject to the Scripps
Family Agreement and Common
			Voting Shares Held by the Trust)		(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
	Common Voting Shares	Class A Common Shares	Common Voting Shares (1)	Class A Common Shares	Common Voting Shares	Class A Common Shares
Virginia S. Vasquez	802,000	819,054	32,335,111	33,154,165	94.2%	22.6%
Rebecca Scripps Brickner (2)	802,000	819,854	32,335,111	33,154,965	94.2%	22.6%
Estate of Robert P. Scripps, Jr.	1,604,000	1,638,108	32,335,111	33,973,219	94.2%	23.2%
Edward W. Scripps, Jr. (3)	1,604,000	1,675,807	32,335,111	34,010,918	94.2%	23.2%
Corina S. Granado	802,000	819,454	32,335,111	33,154,565	94.2%	22.6%
Jimmy R. Scripps	1,604,000	1,638,508	32,335,111	33,973,619	94.2%	23.2%
Mary Ann S. Sanchez	802,000	819,454	32,335,111	33,154,565	94.2%	22.6%

Name	(i) Number of Common Voting Shares and Class A Common Shares Beneficially Owned (Excluding Shares Held by Other Signatories and the Trust)	(ii)
Aggregate Number of
Common Voting Shares and
Class A Common Shares Beneficially
Owned (Including All Common
Voting Shares Subject to the Scripps
Family Agreement and Common
			Voting Shares Held by the Trust)		(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
	Common Voting Shares	Class A Common Shares	Common Voting Shares (1)	Class A Common Shares	Common Voting Shares	Class A Common Shares
Margaret E. Scripps (Klenzing)	802,000	819,654	32,335,111	33,154,765	94.2%	22.6%
William H. Scripps	1,604,000	1,638,108	32,335,111	33,973,219	94.2%	23.2%
Marilyn J. Scripps (Wade)	802,000	819,054	32,335,111	33,154,165	94.2%	22.6%
Adam R. Scripps	1,604,000	1,638,108	32,335,111	33,973,219	94.2%	23.2%
William A. Scripps	1,604,000	1,638,508	32,335,111	33,973,619	94.2%	23.2%
Gerald J. Scripps	267,333	273,018	32,335,111	32,608,129	94.2%	22.3%
Charles E. Scripps, Jr.	1,604,000	1,643,358	32,335,111	33,978,469	94.2%	23.2%
Eli W. Scripps	267,333	273,018	32,335,111	32,608,129	94.2%	22.3%
Jonathan L. Scripps	267,333	273,118	32,335,111	32,608,229	94.2%	22.3%
Peter M. Scripps (4)	-0-	-0-	32,335,111	32,335,111	94.2%	22.1%
Barbara Victoria Scripps Evans (5)	1,208,904	-0-	32,335,111	32,335,111	94.2%	22.1%
Molly E. McCabe	802,000	819,354	32,335,111	33,154,465	94.2%	22.6%
John P. Scripps Trust FBO Peter M. Scripps U/A dated 2/10/77	349,018	-0-	32,335,111	32,335,111	94.2%	22.1%
John P. Scripps Trust FBO Paul K. Scripps U/A dated 2/10/77	349,018	-0-	32,335,111	32,335,111	94.2%	22.1%
John P. Scripps Trust Exempt Trust U/A dated 2/10/77	49,382	-0-	32,335,111	32,335,111	94.2%	22.1%
John P. Scripps Trust FBO Barbara Scripps Evans U/A dated 2/10/77	349,018	-0-	32,335,111	32,335,111	94.2%	22.1%

Name	(i) Number of Common Voting Shares and Class A Common Shares Beneficially Owned (Excluding Shares Held by Other Signatories and the Trust)	(ii)
Aggregate Number of
Common Voting Shares and
Class A Common Shares Beneficially
Owned (Including All Common
Voting Shares Subject to the Scripps
Family Agreement and Common
			Voting Shares Held by the Trust)		(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
	Common Voting Shares	Class A Common Shares	Common Voting Shares (1)	Class A Common Shares	Common Voting Shares	Class A Common Shares
John Peter Scripps 1983 Trust	17,320	-0-	32,335,111	32,335,111	94.2%	22.1%
The Marital Trust of the La Dow Family Trust	299,124	-0-	32,335,111	32,335,111	94.2%	22.1%
Anne M. La Dow Trust U/A dated 10/27/2011	160,361	-0-	32,335,111	32,335,111	94.2%	22.1%
The La Dow Family Trust (6) U/A dated 6/29/2004	305,824	-0-	32,335,111	32,335,111	94.2%	22.1%
John P. Scripps Trust FBO John Peter Scripps U/A dated 12/28/84	33,780	-0-	32,335,111	32,335,111	94.2%	22.1%
John P. Scripps Trust FBO Ellen McRae Scripps U/A dated 12/28/84	33,780	-0-	32,335,111	32,335,111	94.2%	22.1%
John P. Scripps Trust FBO Douglas A. Evans U/A dated 12/24/84	33,780	-0-	32,335,111	32,335,111	94.2%	22.1%
Douglas A. Evans 1983 Trust	17,320	-0-	32,335,111	32,335,111	94.2%	22.1%
Ellen McRae Scripps 1983 Trust	17,320	-0-	32,335,111	32,335,111	94.2%	22.1%
Victoria S. Evans Trust U/A dated 5/19/2004	-0-	-0-	32,335,111	32,335,111	94.2%	22.1%
Peter M. Scripps Trust U/A dated 11/13/2002	-0-	-0-	32,335,111	32,335,111	94.2%	22.1%

Name	(i) Number of Common Voting Shares and Class A Common Shares Beneficially Owned (Excluding Shares Held by Other Signatories and the Trust)	(ii)
Aggregate Number of
Common Voting Shares and
Class A Common Shares Beneficially
Owned (Including All Common
Voting Shares Subject to the Scripps
Family Agreement and Common
			Voting Shares Held by the Trust)		(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
	Common Voting Shares	Class A Common Shares	Common Voting Shares (1)	Class A Common Shares	Common Voting Shares	Class A Common Shares
Paul K. Scripps Family Revocable Trust U/A dated 2/7/1994	-0-	1,560	32,335,111	32,336,671	94.2%	22.1%
Thomas S. Evans Irrevocable Trust U/A dated 11/13/2012	61,368	-0-	32,335,111	32,335,111	94.2%	22.1%
Thomas S. Evans	-0-	-0-	32,335,111	32,335,111	94.2%	22.1%
Douglas A. Evans	10,228	-0-	32,335,111	32,335,111	94.2%	22.1%
Julia Scripps Heidt	802,000	843,518	32,335,111	33,178,629	94.2%	22.7%
Paul K. Scripps (7)	1,198,636	1,560	32,335,111	32,336,671	94.2%	22.1%
Charles Kyne McCabe	1,604,000	1,638,308	32,335,111	33,973,419	94.2%	23.2%
Peter R. La Dow (8)	1,402,260	-0-	32,335,111	32,335,111	94.2%	22.1%
J. Sebastian Scripps (9)	1,604,000	1,638,408	32,335,111	33,973,519	94.2%	23.2%
Anne M. La Dow (10)	160,361	-0-	32,335,111	32,335,111	94.2%	22.1%
Wendy E. Scripps	802,000	819,054	32,335,111	33,154,165	94.2%	22.6%
Nackey E. Scagliotti (11)	1,603,999	1,701,264	32,335,111	34,036,375	94.2%	23.2%
Cynthia J. Scripps	802,000	819,054	32,335,111	33,154,165	94.2%	22.6%
Edith L. Tomasko	802,000	819,054	32,335,111	33,154,165	94.2%	22.6%
Mary McCabe Peirce (12)	3,207,999	3,311,523	32,335,111	35,646,634	94.2%	24.3%
Elizabeth A. Logan (13)	2,406,000	2,457,162	32,335,111	34,792,273	94.2%	23.8%
Eva Scripps Attal	802,000	819,454	32,335,111	33,154,565	94.2%	22.6%
John P. Scripps	35,798	200	32,335,111	32,335,311	94.2%	22.1%
Eaton M. Scripps	1,604,000	1,733,262	32,335,111	34,068,373	94.2%	23.3%
Megan Scripps Tagliaferri	802,000	819,354	32,335,111	33,154,465	94.2%	22.6%

(i) Number of Common Voting Shares and Class A Common Shares Beneficially Owned (Excluding Shares Held by Other Signatories and the Trust)	(ii)
Aggregate Number of
Common Voting Shares and
Class A Common Shares Beneficially
Owned (Including All Common
Voting Shares Subject to the Scripps
Family Agreement and Common
			Voting Shares Held by the Trust)		(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
Name	Common Voting Shares	Class A Common Shares	Common Voting Shares (1)	Class A Common Shares	Common Voting Shares	Class A Common Shares
Ellen McRae Scripps	35,798	200	32,335,111	32,335,311	94.2%	22.1%

(1)	Includes 801,999 Common Voting Shares held by the Trust. The Signatories share voting power with the Trust with respect to the Common Voting Shares held by the Trust under the terms of the Order and the Scripps Family Agreement. Following the expected distribution in the next few months of these remaining 801,999 Common Voting Shares from the Trust to the Minors’ trusts, they will not be subject to the Scripps Family Agreement unless the Minors’ trusts become a party in the future. Does not include 1,638,108 Class A Common Shares and 1,604,000 Common Voting Shares, which may be deemed to be beneficially owned by Mary McCabe Peirce and Elizabeth Logan as co-guardians on behalf of another Trust Beneficiary who is a minor and is not a party to the Scripps Family Agreement and, as a result, such Common Voting Shares are not subject to the Scripps Family Agreement.
(2)	Class A Shares include 200 shares held by an immediate family member.
(3)	Class A Common Shares include currently exercisable options to purchase 34,272 shares.
(4)	Signatory is the trustee of the Peter M. Scripps Trust under agreement dated 11/13/2002. Such trust is also listed as a separate Signatory above.
(5)	Includes shares held by (a)(i) the John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, (ii) the John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, (iii) the John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, and (iv) the John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, of which the Signatory is a co-trustee with Peter R. La Dow and Paul K. Scripps, and (b)(i) the Douglas A. Evans 1983 Trust, (ii) the John P. Scripps Trust FBO Douglas A. Evans under agreement dated 12/28/1984, (iii) the Victoria S. Evans Trust under agreement dated 5/19/2004, and (iv) the Thomas S. Evans Irrevocable Trust under agreement dated 6/29/2004, of which the Signatory is the trustee. Such trusts are also listed as separate Signatories above.
(6)	Includes shares held by the Survivor’s Trust of the La Dow Family Trust under agreement dated 6/29/2004 and the Marital Trust of the La Dow Family Trust under agreement dated 6/29/2004. The Marital Trust is also listed as a separate Signatory above. Peter R. La Dow is the trustee of all of these trusts.
(7)	Includes shares held by (a)(i) the John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, (ii) the John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, (iii) John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, and (iv) the John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, of which the Signatory is a co-trustee with Ms. Evans and Mr. La Dow, and (b)(i) the John Peter Scripps 1983 Trust, (ii) the Ellen McRae Scripps 1983 Trust, (iii) the John P. Scripps FBO Ellen McRae Scripps under agreement dated 12/28/1984, (iv) the John P. Scripps Trust FBO John Peter Scripps under agreement dated 12/28/1984, and (v) the Paul K. Scripps Family Revocable Trust U/A dated 2/7/1994, of which the Signatory is trustee. Such trusts are also listed as separate Signatories above.
(8)	Includes shares held by (a)(i) the John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, (ii) the John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, (iii) the John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, and (iv) the John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, of which the Signatory is co-trustee with Ms. Evans and Mr. P. K. Scripps, and (b)(i) the Marital Trust of the La Dow Family Trust, and (ii) the La Dow Family Trust (excluding shares already accounted for held in the Marital Trust of the La Dow Family Trust), of which the Signatory is the trustee. Such trusts are also listed as separate Signatories above.
(9)	Includes 200 shares held by immediate family members.
(10)	Includes shares held by the Anne M. La Dow Trust under agreement dated 10/27/2011, of which the Signatory is trustee. Such trust is also listed as a separate Signatory above.

(11)	Class A Common Shares include (a) options to purchase 46,328 shares, which are currently exercisable or become exercisable within 60 days of March 18, 2013, (b) 1,500 restricted stock units, which may vest and be settled in Class A Common Shares within 60 days of March 18, 2013, (c) 834,345 shares held directly and (d) 819,091 shares held by the Trust. Common Voting Shares include (a) 802,000 shares held directly and (b) 801,999 shares held by the Trust. The 819,091 Class A Common Shares (other than the 37 shares to be sold) and 801,999 Common Voting Shares held by the Trust are expected to be distributed to the Minors’ trusts in the next few months.
(12)	Class A Common Shares include (a) options to purchase 29,192 shares, which are currently exercisable or become exercisable within 60 days of March 18, 2013, (b) 1,500 restricted stock units, which may vest and be settled in Class A Common Shares within 60 days of March 18, 2013, (c) 823,632 shares held directly, (d) 1,638,108 shares held as a co-guardian with Elizabeth Logan for the benefit of another Trust Beneficiary who is a minor and is not a party to the Scripps Family Agreement and (e) 819,091 Class A Common Shares held by the Trust. Common Voting Shares include (a) 802,000 shares held directly, (b) 1,604,000 shares held as a co-guardian with Elizabeth Logan for the benefit of another Trust Beneficiary who is a minor and is not a party to the Scripps Family Agreement and (c) 801,999 shares held by the Trust. The Signatory is not bound by the Scripps Family Agreement with respect to the shares held as co-guardian. The 819,091 Class A Common Shares (other than the 37 shares to be sold) and 801,999 Common Voting Shares held by the Trust are expected to be distributed to the Minors’ trusts in the next few months.
(13)	Includes 1,638,108 Class A Common Shares and 1,604,000 Common Voting Shares held as a co-guardian with Mary McCabe Peirce for the benefit of another Trust Beneficiary who is a minor and is not a party to the Scripps Family Agreement. The Signatory is not bound by the Scripps Family Agreement with respect to the shares held as co-guardian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

Date: March 20, 2013	By:	/s/ Cynthia L. Gibson
Cynthia L. Gibson
EVP, Chief Legal Officer and Corporate Secretary